UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park
Abingdon, Oxfordshire OX14 4RY
United Kingdom
(Address of principal executive offices, including zip code)

(44) 1235 430000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02              Results of Operations and Financial Conditions

On May 10, 2017, Adaptimmune Therapeutics plc (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. The text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01              Other Events.

On May 10, 2017, the Company also announced that it has initiated its alpha fetoprotein SPEAR T-cell study in patients with locally advanced or metastatic hepatocellular carcinoma, the sixth most common cancer worldwide. The text of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 2.02 and Item 8.01 of this Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 10, 2017

99.2	Press Release dated May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 10, 2017	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 10, 2017

99.2	Press Release dated May 10, 2017